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November 18, 2009
INVESTOR
CONFERENCE

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Forward-Looking Statement
All written or oral statements made by CSC at this meeting or in these presentation materials that do not directly and exclusively relate to historical facts constitute “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent CSC’s expectations and
beliefs, and no assurance can be given that the results described in such statements will be achieved. These statements are
subject to risks, uncertainties, and other factors, many outside of
CSC’s control, that could cause actual results to differ materially from the results described in such statements. For a description of these factors, please see CSC’s most recent Annual Report on
Form 10-K and Quarterly Reports on Form 10-Q.

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This presentation includes certain non-GAAP financial measures, such as operating income, operating costs, and free cash flow. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States (GAAP). A reconciliation of non-
 GAAP financial measures included in this presentation to the most directly comparable financial measure calculated and presented in accordance with GAAP is set forth elsewhere in this presentation and on our web site at www.csc.com. CSC management believes that these non-GAAP financial measures provide useful information to investors regarding the Company's financial condition and results of operations as they provide another measure of the Company's profitability and ability to service its debt, and are considered important measures by financial analysts covering CSC and its peers.
Non-GAAP Measures

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Company and
Strategic Overview
Mike Laphen
Chairman and
Chief Executive Officer
November 18, 2009
CSC INVESTOR CONFERENCE

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Welcome to CSC’s Investor Conference
$16B global IT services powerhouse
Ranking 153 on the Fortune 500
Operating in more than 90 countries
2,500 world-class customers
92,000 employees worldwide
50-year track record of client service excellence
NYSE: CSC
CSC Today

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CSC: A Global Technology and Business Services Company
Business Solutions and
Services (BSS)
North American Public Sector
(NPS)
Government
Managed Services
Sector (MSS)
Commercial
$16.7B* Revenue
Operating in Three Lines of Business
25%
31%
23%
21%
Globally Balanced Workforce
7%
6%
15%
17%
15%
40%
Across Six Vertical Industry Groups
Public Sector
Financial Services
Manufacturing
Technology and
Consumer
Chemical, Energy &
Natural Resources
EMEA
Americas
Commercial
Asia/Pacific
NPS
*Ended FY09
41%
23%
36%

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Growing New Business Momentum
DOE Hanford
TSA ITIP
Positioned to deliver growth as markets recover

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Improved Financial Performance
Solid Financial Performance	Measure	FY08	FY09	FY10 Guidance
✓ Increased New Business Bookings	TCV	$15.6B	$16.2B	$17 to $18B
✓ Held Revenue through global crisis	Revenue	$16.5B	$16.7B	$16.0 - $16.5B
✓ Improved Margin performance	OI Margin	7.98%	8.25%	8.5% - 8.75%
✓ Grew EPS faster than Revenue	EPS	$3.20	$4.07*	$4.80 - $5.00
✓ Improved Cash Performance	Cash (NI %)	32%	92%	90% - 100%
Positioned to deliver sustainable, profitable growth as markets recover
*Non-GAAP EPS normalized for IRS tax settlement benefit and goodwill impairment charge

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Global Product
Companies
CSC
Local
Providers
Regional
Providers
Market Dynamics: We Like Our Competitive Market Position
Global Scale and Reach
• Full-service offerings
• Mission-critical delivery
• Product independent
• Extensive partner
 ecosystem
• Locally intimate — globally leveraged
• Delivery to the world from around the world
• Global cross-fertilization between public sector and
 commercial businesses

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CSC’s Strategic Directions

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Major Market Trends Provide Opportunities for Growth
Solutions to Cut Costs, Improve Efficiency, and Ensure Sustainability
Cybersecurity and
Identity Management
Critical Infrastructure Improvement
(Transportation, Utilities, Smart Grids)
Health IT Solutions for Commercial and
Government Reform Initiatives
IT Infrastructure Evolution
(Remote, Virtual, Mobile, Cloud)
Sourcing Solutions That Conserve Cash
and Drive Profitability Improvement
Solutions to Help Address
Regulatory Compliance
Industry
Relevance

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Organic Revenue Growth and Operating Margin Goals
$19 - $21B	Annual Revenue Growth	Operating Margin Goals
BSS	7% - 10% annual growth	Mid-teens
NPS	6% - 8% annual growth	High single digit
MSS	5% - 7% annual growth	Low double digit
FY13	6% - 8% annual growth	≥ 10%
NPS
MSS
BSS
FY10
$16.0 - $16.5B*
Project 6% - 8% organic revenue growth (CAGR) and low double-digit operating margins
*FY10 guidance

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Summary
• Excellent market position
• Elevated financial performance
• Positioned for top-line growth
• Focused strategic direction
• Creating shareholder value
Solid case for investment

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Revenue	6% - 8% CAGR, organic 2% - 3% additional from acquisition
Margin	25 - 50 BPS improvement, YoY
EPS	Growth at a rate in excess of revenue
FCF	In line with EPS growth and In excess of 90% of Net Income
Investment Case
• CSC is an attractive, undervalued stock for investors seeking
 – Fortune 200 company with investment grade credit
 – Leading technology in all aspects of the IT services sector
 – An expansive global footprint across both public sector and commercial markets
 – A marquee set of commercial and public sector clients who provide long-term revenues and cash flows
• Three-Year Financial Performance Objectives

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Financial
Performance
Mike Mancuso
Chief Financial Officer
November 18, 2009
CSC INVESTOR CONFERENCE

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The Past…
Financial
Accomplishments
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History of Solid Performance
Most Recent 3 Years
	FY07	FY08	FY09	Improvement
Revenue	$14.9B	$16.5B	$16.7B	6% CAGR
OI Margin	8%	8%	8.3%	30 bps
EPS	$2.21	$3.20	$4.071	36% CAGR
DSO	94	90	84	10-day improvement
FCF2	$672M	$175M	$1,021M	Reached 90% of NI
1 Non-GAAP EPS accounts for net favorable tax audit settlements and a goodwill impairment charge
2 Free Cash Flow is a non-GAAP measure

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The Present…
Solid Financial
Performance
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*Non-GAAP EPS accounts for net favorable tax audit settlements and a goodwill impairment charge
FY 2010 ― YTD Solid Financial Performance
	1st Half FY10 Actual	FY10 Guidance	FY09 Actual
Bookings	$8.1B	$17 - $18B	$16.2B
Revenue	$7.9B	$16 - $16.5B	$16.7B
Margin	7.6%	8.5% - 8.8%	8.3%
EPS	$2.26	$4.80 - $5.00	$4.07*
FCF	$(33)M	90% - 100% of NI	$1,021M

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New Business Bookings Comparison
TCV
($B)
MSS
BSS
NPS
$17 - $18
FY09
FY10
Guidance
$12.3*
$16.2
YTD November
FY10
*Includes Zurich Financial Services: down-selected for negotiations

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The Future…
Positioned
for Growth
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Financial Performance Plan
Three-Year Planning Period FY11 - FY13
Deliver top-line
growth
6% - 8%
(excluding
acquisitions)
Achieve
10% OI margin
by FY13
(25 - 50 bps
improvement
annually)
Grow EPS at a
rate in excess
of top-line
growth
Sustain cash
performance at
> 90% of
net income

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NPS
Targeted Revenue Growth
$19 - $21B	FY11 - FY13	Strategic Growth Vectors
BSS	7% - 10%	• Healthcare reform • Regulatory compliance • Information security/management
NPS	6% - 8%	• Cybersecurity • Healthcare reform • International public sector
MSS	5% - 7%	• Applications management • Cybersecurity • Virtualization • Trusted Cloud Computing
CSC FY13
Today
$16 - $16.5B*
Positioned to deliver growth as markets recover
*FY10 guidance
BSS
MSS

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Operating Income Margin
(25 - 50 bps Improvement Annually)
8.3%
8.6%1
7.6%
Actual
YTD
9.1%
10.1%
9.6%
Major Margin Drivers
• Benefit cost containment	• Work migration to lower cost centers
• Lower depreciation/amortization	• Continuous improved execution
• Healthier client base	• Portfolio mix
High End of Guidance
1FY10E margin represents mid-point of guidance

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Cash Profile

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90% - 100% of
Net Income
91.5%
Free Cash Flow
Cash Flow Drivers
• Lower pension
 contributions
• Reduced capital
 expenditures
• DSO improvements
FY10
Guidance
> 90% of NI
FY09 Actual
CSC
FY13E

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For Our Stakeholders, We Will…
lence
Excel
Improve shareholder
value

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Supplemental
Information
CSC INVESTOR CONFERENCE

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Non-GAAP Measures and Other Definitions
• Operating Cost: Equal to the sum of (1) cost of services, (2) business units
 SG&A, (3) depreciation and amortization
• Operating Income: Revenue minus operating cost
• Operating Income Margin: Operating Income as a percentage of revenue
• DSO: Total receivables at quarter end divided by revenue per day. Revenue per day equals total revenues for the last quarter divided by the number of days in the fiscal quarter. Total receivables includes unbilled receivables but excludes tax receivables
• Free Cash Flow: Equal to the sum of (1) operating cash flows, (2) investing cash flows, excluding business acquisitions and dispositions, purchase, or sale of available for sale securities, and (3) capital lease payments

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Non-GAAP Reconciliation
$M (Except per share amounts)	FY09	FY08
Total revenue	$16,740	$16,500
Operating income (OI)	$ 1,382	$ 1,316
OI margin	8.25%	7.98%
Goodwill impairment	($19)	-
Other (income)/expense	$23	($ 48)
Special items	-	($156)
Tax rate	(17.5)%	40.7%
GAAP EPS	$7.31	$3.20
Tax benefit/goodwill	(3.24)	-
Special items		.64
Non-GAAP EPS	$4.07	$3.84

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Non-GAAP Reconciliation (Cont’d)
$M	Fiscal Year Ended
	April 3, 2009	March 28, 2008	March 30, 2007
Operating Income	$ 1,381.8	$ 1,316.4	$ 1,187.2
Minority Interest Expense	(8.4)	(14.3)	(14.8)
Equity Earnings	15.4	12.7	13.1
Corporate G&A	(177.9)	(141.2)	(136.0)
Interest Expense	(260.5)	(185.4)	(217.9)
Interest Income	41.0	37.1	49.5
Special Items	-	(155.8)	(316.1)
Goodwill Impairment	(18.9)	-	-
Other (Expense)/Income	(23.4)	48.4	41.3
Income Before Taxes	949.1	917.9	606.3
Tax (Benefit) / Expense on Income	(166.1)	373.3	209.0
Net Income	$ 1,115.2	$ 544.6	$ 397.3
Operating Income Margin	8.25%	7.98%	7.99%

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Non-GAAP Reconciliation (Cont’d)
1) Unaudited financial results
2) Audited financial results
3) Capital lease payments and proceeds from the sale of property and equipment
 (included in investing activities) are included in the calculation of free cash flow.
$M	Six Months Ended1	Fiscal Year Ended2
	October 2, 2009	April 3, 2009	March 28, 2008	March 30, 2007
Free Cash Flow	(33)	1,020.6	175.2	671.5
Net Cash Used in Investing Activities	286	1,038.0	2,718.7	872.7
Proceeds from preferred stock redemption				126.5
Acquisitions, Net of Cash Acquired	(5)	(100.3)	(1,591.1)	(134.3)
Business dispositions	12			2.8
Capital Lease Payments3	15	28.1	40.1	39.4
Net Cash Provided by Operating Activities	$ 275	$ 1,986.4	$1,342.9	$1,578.6

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Thank You
CSC INVESTOR CONFERENCE